NVEST MUNICIPAL INCOME FUND
                    NVEST MASSACHUSETTS TAX FREE INCOME FUND
              NVEST INTERMEDIATE TERM TAX FREE FUND OF CALIFORNIA

                        Supplement dated August 21, 2000
              to Nvest Bond Funds Prospectus Classes A, B and C and
        Nvest Massachusetts Tax Free Income Fund and Nvest Intermediate
                 Term Tax Free Fund of California Prospectuses,
                             each dated May 1, 2000


John Maloney has become co-manager of the Funds, joining James Welch. Mr. Maloney, Vice President at Back Bay Advisors, has been with the company since 1989. Mr. Maloney has a B.A. in Economics from the University of Massachusetts and has 17 years of investment experience.


                                                                      SP112-0800

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